Quarterly Holdings Report
for
Fidelity® MSCI Utilities Index ETF
April 30, 2022
T11-NPRT3-0622
1.9584800.108

Schedule of Investments April 30, 2022 (Unaudited)
Showing Percentage of Net Assets
Common Stocks – 99.7%
		Shares	Value
ELECTRIC UTILITIES – 59.1%
Electric Utilities – 59.1%
ALLETE, Inc.		64,232	$ 3,811,527
Alliant Energy Corp.		303,926	17,873,888
American Electric Power Co., Inc.		611,451	60,600,909
Constellation Energy Corp.		395,714	23,430,226
Duke Energy Corp.		934,008	102,890,321
Edison International		461,220	31,727,324
Entergy Corp.		243,983	28,997,380
Evergy, Inc.		278,391	18,888,829
Eversource Energy		417,381	36,479,099
Exelon Corp.		1,187,698	55,560,512
FirstEnergy Corp.		660,944	28,625,485
Hawaiian Electric Industries, Inc.		133,155	5,474,002
IDACORP, Inc.		61,487	6,467,203
MGE Energy, Inc.		44,153	3,438,194
NextEra Energy, Inc.		2,382,078	169,175,180
NRG Energy, Inc.		297,344	10,674,650
OGE Energy Corp.		243,465	9,417,226
Otter Tail Corp.		50,860	2,947,846
PG&E Corp. (a)		1,807,716	22,867,607
Pinnacle West Capital Corp.		137,222	9,770,206
PNM Resources, Inc.		99,408	4,638,377
Portland General Electric Co.		108,862	5,152,438
PPL Corp.		911,394	25,801,564
The Southern Co.		1,286,627	94,425,556
Xcel Energy, Inc.		653,950	47,908,377
TOTAL ELECTRIC UTILITIES	827,043,926
GAS UTILITIES – 4.7%
Gas Utilities – 4.7%
Atmos Energy Corp.		160,763	18,230,524
Chesapeake Utilities Corp.		17,976	2,250,056
National Fuel Gas Co.		105,442	7,394,647
New Jersey Resources Corp.		116,885	5,044,757
Northwest Natural Holding Co.		37,790	1,807,496
ONE Gas, Inc.		65,266	5,506,492
South Jersey Industries, Inc.		137,091	4,687,141
Southwest Gas Holdings, Inc.		73,541	6,479,698
Spire, Inc.		63,136	4,593,144
Star Group LP		45,322	484,039
UGI Corp.		254,581	8,732,128
TOTAL GAS UTILITIES	65,210,122
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS – 3.3%
Independent Power Producers & Energy Traders – 2.4%
Clearway Energy, Inc. Class A		40,868	1,161,469
Clearway Energy, Inc. Class C		94,753	2,892,809
The AES Corp.		809,411	16,528,173
Vistra Corp.		527,424	13,196,148
			33,778,599
Renewable Electricity – 0.9%
NextEra Energy Partners LP		93,247	6,215,845

		Shares	Value

Ormat Technologies, Inc.		54,627	$4,244,518
Sunnova Energy International, Inc. (a)		103,505	1,787,531
			12,247,894
TOTAL INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS	46,026,493
MULTI-UTILITIES – 28.5%
Multi-Utilities – 28.5%
Ameren Corp.		312,743	29,053,825
Avista Corp.		85,478	3,467,842
Black Hills Corp.		77,722	5,692,359
CenterPoint Energy, Inc.		763,470	23,369,817
CMS Energy Corp.		351,711	24,159,029
Consolidated Edison, Inc.		429,461	39,828,213
Dominion Energy, Inc.		983,233	80,271,142
DTE Energy Co.		235,191	30,819,429
NiSource, Inc.		476,748	13,882,902
NorthWestern Corp.		67,174	3,808,094
Public Service Enterprise Group, Inc.		613,893	42,763,786
Sempra Energy		387,698	62,558,949
Unitil Corp.		19,753	1,007,403
WEC Energy Group, Inc.		382,951	38,314,248
TOTAL MULTI-UTILITIES	398,997,038
WATER UTILITIES – 4.1%
Water Utilities – 4.1%
American States Water Co.		45,150	3,551,499
American Water Works Co., Inc.		220,400	33,959,232
California Water Service Group		64,216	3,330,884
Essential Utilities, Inc.		291,500	13,047,540
Middlesex Water Co.		18,011	1,602,078
SJW Group		34,717	2,048,303
The York Water Co.		16,347	632,302
TOTAL WATER UTILITIES	58,171,838
TOTAL COMMON STOCKS (Cost $1,297,644,293)			1,395,449,417

2	Quarterly Report

Schedule of Investments (Unaudited)–continued
Money Market Fund – 0.2%
		Shares	Value
State Street Institutional Treasury Plus Money Market Fund, Trust Class, 0.26% (b) (Cost $2,764,000)		2,764,000	$ 2,764,000
TOTAL INVESTMENT IN SECURITIES – 99.9% (Cost $1,300,408,293)	1,398,213,417
NET OTHER ASSETS (LIABILITIES) (c) – 0.1%	1,167,883
NET ASSETS – 100.0%	$1,399,381,300

Legend
(a)	Non-income producing.
(b)	The rate quoted is the annualized seven-day yield of the fund at period end.
(c)	Includes $196,000 of cash collateral to cover margin requirements for futures contracts.

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contract
CME E-mini S&P Utilities Select Sector Index Contracts (United States)	49	June 2022	$3,514,280	$(29,529)	$(29,529)
The notional amount of futures purchased as a percentage of Net Assets is 0.3%
Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund’s investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific event. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund’s valuation policies and procedures and reports to the Board on the Committee’s activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund’s investments and ratifies the fair value determinations of the Committee.
The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:
Level 1 – unadjusted quoted prices in active markets for identical investments
Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)
Valuation techniques used to value investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.
Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund’s NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board’s fair value pricing policies and is categorized as Level 2 in the hierarchy.
Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.
Derivative Instruments
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Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.
The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.
The Fund's use of derivatives increased or decreased its exposure to the following risk(s):
Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.
Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.
Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.
The Fund used futures contracts to manage its exposure to the stock market.
Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.
For additional information on the Fund’s significant accounting policies, please refer to the Fund’s most recent semiannual or annual shareholder report.
4	Quarterly Report

The fund’s schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund’s shareholders. For more information regarding the fund and its holdings, please see the fund’s most recent prospectus and annual report.
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